     As filed with the Securities and Exchange Commission on April 12, 2002

                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                                 VERISIGN, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                             94-3221585
       (State or Other Jurisdiction                (I.R.S. Employer
     of Incorporation or Organization)            Identification No.)

                                 VeriSign, Inc.
                            487 East Middlefield Road
                         Mountain View, California 94043
          (Address of Principal Executive Offices, including Zip Code)

                        1998 Employee Stock Purchase Plan
                            (Full title of the plan)

                                  Dana L. Evan
                             Chief Financial Officer
                                 VeriSign, Inc.
                            487 East Middlefield Road
                         Mountain View, California 94043
                                 (650) 961-7500
            (Name, Address and Telephone Number of Agent for Service)

                                   Copies to:
                               James M. Ulam, Esq.
                     Senior Vice President, General Counsel
                                 VeriSign, Inc.
                            487 East Middlefield Road
                         Mountain View, California 94043

                         CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                Amount         Proposed Maximum      Proposed Maximum       Amount of
                                                 to be          Offering Price      Aggregate Offering    Registration
  Title of Securities to be Registered        Registered          Per Share               Price                Fee
------------------------------------------------------------------------------------------------------------------------
Common stock, $0.001 par value per share      2,343,581 (1)         $20.09 (2)          $47,082,542 (2)        $4,332
------------------------------------------------------------------------------------------------------------------------

(1) Represents shares automatically reserved for issuance upon exercise of options granted under the Registrant's 1998 Employee Stock Purchase Plan. Shares available for issuance under the Employee Stock Purchase Plan were initially registered on a registration statement on Form S-8 filed with the Securities and Exchange Commission on January 30, 1998 (Registration No. 333-45237).

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(c) and (h) under the Securities Act of 1933 and based upon the average of the high and low sales prices reported on the Nasdaq National Market on April 10, 2002. For the Employee Stock Purchase Plan, this amount is multiplied by 85%, which is the percentage of the price per share applicable to purchases under such plan.

                        REGISTRATION OF ADDITIONAL SHARES
                        PURSUANT TO GENERAL INSTRUCTION E

     This registration statement on Form S-8 registers 2,343,581 additional shares of common stock automatically reserved for issuance under the Registrant's 1998 Employee Stock Purchase Plan, pursuant to the terms of that plan. This registration statement on Form S-8 hereby incorporates by reference the contents of the Registrant's registration statement on Form S-8 (Registration No. 333-45237) filed with the Securities and Exchange Commission on January 30, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 12th day of April 2002.

                        VERISIGN, INC.

                        By:  /s/ Stratton D. Sclavos
                             -------------------------------------------
                             Stratton D. Sclavos
                             President, Chief Executive Officer and Chairman of the Board

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Stratton D. Sclavos, Dana L. Evan, and James M. Ulam, and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this registration statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection herewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                                      Title                                             Date
---------                                      -----                                             ----
Principal Executive Officer
And Director:

/s/  Stratton D. Sclavos                    President, Chief Executive Officer               April 12, 2002
------------------------------------        and Chairman of the Board
Stratton D. Sclavos                         (Principal Executive Officer)


Principal Financial and
Principal Accounting Officer:

/s/ Dana L. Evan                            Executive Vice President of Finance              April 12, 2002
------------------------------------        and Administration and Chief
Dana L. Evan                                Financial Officer
                                            (Principal Financial Officer and Principal
                                            Accounting Officer)

Additional Directors:

/s/ D. James Bidzos                         Vice Chairman of the Board                       April 12, 2002
------------------------------------
D. James Bidzos

/s/ William Chenevich                       Director                                         April 12, 2002
------------------------------------
William Chenevich

/s/ Kevin R. Compton                        Director                                        April 12, 2002
------------------------------------
Kevin R. Compton

/s/ David J. Cowan                          Director                                         April 12, 2002
------------------------------------
David J. Cowan


                                            Director                                         April 12, 2002
------------------------------------
Roger H. Moore

/s/ Scott G. Kriens                         Director                                         April 12, 2002
------------------------------------
Scott G. Kriens

/s/ Greg Reyes                              Director                                         April 12, 2002
------------------------------------
Greg Reyes

                                            Director                                         April 12, 2002
------------------------------------
Timothy Tomlinson

                                  EXHIBIT INDEX

   Exhibit
   Number                           Exhibit Title
   ------      ---------------------------------------------------------

    5.01       Opinion of Fenwick & West LLP.
   23.01       Consent of Fenwick & West LLP (included in Exhibit 5.01).
   23.02       Consent of KPMG LLP
   24.01       Power of Attorney (see page 2).